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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2001


                           LONG BEACH SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 2001, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2001-1)


                           Long Beach Securities Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-41712                 33-0917586
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

1100 Town & Country Road
Suite 1600
Orange, California                                  92868
-------------------------                           -----
(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378
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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

          On March 15, 2001, a single series of certificates, entitled Long Beach Mortgage Loan Trust, Asset-Backed Certificates, Series 2001-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A. as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class S Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, fixed rate and adjustable rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $725,466,488.78 as of March 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 14, 2001 (the "Purchase Agreement") between Long Beach and the Depositor. The Class A-1 Certificates, the Class A-2 Certificates, the Class S Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 14, 2001 (the "Underwriting Agreement") among the Depositor, Long Beach and the Underwriter.

          The Certificates have the following initial Certificate Balances and Pass-Through Rates:

          =========================================================
                       Initial Certificate
                      Principal Balance or
           Class         Notional Amount        Pass-Through Rate
           -----      ---------------------     -----------------
            A-1           $484,542,000              Variable
            A-2           $148,426,000              Variable
             S            $ 72,546,600              Variable
            M-1           $ 30,833,000              Variable
            M-2           $ 30,833,000              Variable
          =========================================================



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                                       -3-


          =========================================================
                       Initial Certificate
                      Principal Balance or
           Class         Notional Amount        Pass-Through Rate
           -----      ---------------------     -----------------

            M-3           $16,323,000               Variable
            C             $14,509,388               Variable
            P             $       100               N/A
            R                 100%                  N/A
          =========================================================

          The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2000, and the Prospectus Supplement, dated March 14, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits


         Exhibit No.                    Description
         -----------                    -----------

             4.1 Pooling and Servicing Agreement, dated as of March 1, 2001, by and among Long Beach Securities Corp. as Depositor,
                     Long Beach Mortgage Company as Master Servicer, and
                     Bankers Trust Company of California, N.A. as Trustee, relating to the Series 2001-1 Certificates.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 15, 2001

                                        LONG BEACH SECURITIES CORP.


                                        By:      /s/Jeff A. Sorensen
                                             --------------------------------
                                        Name:    Jeff A. Sorensen
                                        Title:   Vice President





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                                Index to Exhibits
                                -----------------



                                                              Sequentially
Exhibit No.                 Description                       Numbered Page
-----------                 -----------                       -------------
    4.1       Pooling and Servicing Agreement, dated as           7
              of March 1, 2001, by and among Long Beach
              Securities Corp. as Depositor, Long Beach
              Mortgage Company as Master Servicer, and
              Bankers Trust Company of California, N.A.
              a Trustee, relating to the Series 2001-1
              Certificates.